
                 1717 K Street, NW, Suite 707

                 Washington, DC  20006-1504

                 Telephone (202) 331-8055

                 Fax (202) 331-8190

                 TIN: 52-6220193

                 Participant I.D.: BTT027

                 TIN: 52-6127745

                 Distributions are: Reinvested
        Mr. Dave Stupar, Executive Director
        Bricklayers & Trowel Trades
        Int'l. Pension Fund
        815 Fifteenth Street, N.W.
        Washington, DC  20005
                                                Investment
Summary
                                      February  1, 1997 -
February 28, 1997
                                                   Transactions
                                                      Market
Value    Units this        Total        Investment
  Date         Description        Dollar Amount        per Unit
     Transaction        Units         Balance
 02/01/96   Beginning Balance
$1,070.4540                   35,202.9746  $37,683,164.97

 02/28/96   Income of $6.5035/unit    228,943.79
 02/28/96   Reinvestment of Income    228,943.79
1,069.5547      214.0552     35,417.0298   37,880,450.68

 02/28/96   Ending Balance
$1,069.5547                   35,417.0298  $37,880,450.68

                                             Monthly Income Per
Unit

                    Ordinary Income    Capital Gains
Operating Expenses      Net Income

                     $6.8611979328      0.0000000000
(0.3576625838)       6.5035353490


                                                   Performance

    Type of Return                 1-Month    3-Month    1-Year
    3-Year     5-Year    10-Year Inception-to-Date
  Trust Time-Weighted, Gross         0.56%      0.66%     6.43%
     7.76%      8.07%        N/A         --

  Trust Time-Weighted, Net           0.52%      0.54%     5.95%
     7.24%      7.56%        N/A         --

  Participant Dollar-Weighted, Net   0.52%      0.54%     5.92%
     7.21%      7.52%        N/A          9.46%

<F1>
                              Note:  Returns greater than one
year are annualized.

 All performance figures presented herein are based upon historical results and do not assure future performance.
                     Units may be worth more or less at
redemption than at original purchase.